Consent of Independent Public Accountants


To the Shareholders and Trustees of
Pioneer Europe Fund

     As independent public accountants, we hereby consent to the use of our report on Pioneer Europe Fund dated December 5, 2000 (and to all references to our firm) included in or made a part of Pioneer Europe Fund's Post-Effective Amendment No. 14 and Amendment No. 15 to Registration Statement File Nos. 33-36265 and 811-06151, respectively.



/s/ Arthur Andersen LLP
Arthur Andersen LLP

Boston, Massachuestts
September 20, 2001